UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2005

THE HOUSTON EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11899 (Commission File Number)	22-2674487 (I.R.S. Employer Identification No.)

1100 Louisiana, Suite 2000 Houston, Texas (Address of principal executive offices)	77002-5215 (Zip Code)

(713) 830-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former names or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 17, 2005 The Houston Exploration Company (the “Company”) issued a press release announcing its financial and operational results for the three-month and twelve-month periods ended December 31, 2004. The press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.

Following the issuance of the press release and the filing of this current report on Form 8-K, the Company will hold its fourth quarter 2004 earnings conference call on Thursday, February 17, 2004, at 9:00 A.M. Central Time, which is open to the public, to further review financial and operational results. This scheduled conference call was previously announced on January 20, 2005. To access the call, dial (800) 374-0699 prior to start. The conference call will also be webcast. To access the webcast, log on to the Company’s web site at http://www.houstonexploration.com and follow the webcast links. A replay of the call will be available for one week on the Company’s website beginning at 1:00 P.M. Central Time on February 17, 2005. To replay the call, dial (706) 645-9291 and provide the confirmation code 3521129.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release issued by Houston Exploration on February 17, 2005 announcing results of operations for the three-month and twelve-month periods ended December 31, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2005	THE HOUSTON EXPLORATION COMPANY
	By:	/s/ James F. Westmoreland
James F. Westmoreland
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number		Description
99.1	—	Press release issued by Houston Exploration dated February 17, 2005.